UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 10, 2010 (August 9, 2010)

NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Vine Street Murfreesboro, Tennessee	37130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On August 9, 2010, National HealthCare Corporation (“NHC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The 1818 Fund II, L.P. (“1818”) to purchase from 1818, in aggregate, 182,900 shares of common stock, par value $.01, for $32.50 per share. Current NHC director, Lawrence C. Tucker, is a general partner of Brown Brothers Harriman & Co., which is the general partner of 1818. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.

Regulation FD Disclosure.

National HealthCare Corporation’s press release announcing the repurchase of stock from The 1818 Fund II, L.P. is furnished as Exhibit 99.1.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits:

The following exhibit is filed or furnished herewith as noted above:

Exhibit Number	Description
10.1	Stock Purchase Agreement dated August 9, 2010 between The 1818 Fund II, L.P. and NHC.
99.1	Press Release dated August 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL HEALTHCARE CORPORATION

Date: August 10, 2010	By:	/s/ Donald K. Daniel
Donald K. Daniel
Senior VP/Controller Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement dated August 9, 2010 between The 1818 Fund II, L.P. and NHC.
99.1	Press Release dated August 10, 2010

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